Income Tax Benefit/Expense	9 Months Ended	12 Months Ended
	Sep. 30, 2013	Dec. 31, 2012
Income Tax Benefit/Expense
8.	Income Tax Benefit/Expense

Income tax expense was $9.1 million for the third quarter of 2013 as compared to $6.7 million for the third quarter of 2012. The increase in current period income tax expense is primarily due to a shift in the mix of our foreign and domestic operation’s pre-tax earnings for the 2013 third quarter compared to the 2012 third quarter. This shift resulted in an increase in our estimated effective tax rate during the 2013 third quarter.

During the nine months ended September 30, 2013, we received income tax refunds from the IRS of $22.4 million. In addition to the refund payments, we received interest of $2.2 million, which was recorded in the consolidated condensed statement of operations as interest income.

Note 5 — Income Taxes

Income (loss) before income taxes is summarized below:

	Year Ended December 31,
	2012	2011	2010
	(Dollars in Thousands)
United States	$52,422	$(61,434)	$1,865
Foreign	18,555	(3,978)	9,640

	$70,977	$(65,412)	$11,505

Income tax expense (benefit) is summarized as follows:

	Year Ended December 31,
	2012	2011	2010
	(Dollars in Thousands)
Current:
United States:
Federal	$7,791	$17,168	$(273)
State	733	1,264	184
Foreign	9,518	15,176	27,610
Deferred:
United States:
Federal	15,612	(46,694)	(3,981)
State	4,296	1,864	1,459
Foreign	(4,071)	(3,545)	1,214

	$33,879	$(14,767)	$26,213

Total income tax expense differs from the amount computed by multiplying income before income taxes by the U.S. federal income tax statutory rate. The reasons for this difference are as follows:

	Year Ended December 31,
	2012		2011		2010
	(Dollars in Thousands)
	Amount	% of Pre-Tax Income	Amount	% of Pre-Tax Income	Amount	% of Pre-Tax Income
Computed Expected Tax Expense	$24,842	35%	$(22,894)	35%	$4,027	35%
Foreign Taxes	13,428	19%	15,644	-24%	18,951	165%
Tax Effect Different From Statutory Rates	(8,080)	-11%	(1,571)	2%	(7,996)	-70%
State Taxes, net of federal benefit	4,757	7%	2,689	-4%	1,579	14%
Foreign Tax Credits	(1,867)	-3%	(14,595)	22%	(15,442)	-134%
Kazakhstan Tax Settlement	—	0%	(536)	1%	13,304	116%
Mexico Tax Settlement	—	0%	—	0%	1,022	9%
Change in Valuation Allowance	(1,662)	-2%	2,542	-4%	506	4%
Uncertain Tax Positions	(6,814)	-10%	1,348	-2%	983	9%
Permanent Differences	5,477	8%	6,356	-10%	6,003	52%
Prior Year Return to Provision Adjustments	2,948	4%	835	-1%	1,775	15%
Other	850	1%	899	-1%	1,501	13%
Unremitted Foreign Earnings-Current Year Adjustment	—	0%	(5,484)	8%	—	0%

Actual Tax Expense	$33,879	48%	$(14,767)	22%	$26,213	228%

The components of the Company’s deferred tax assets and liabilities as of December 31, 2012 and 2011 are shown below:

	December 31,
	2012	2011
	(Dollars in Thousands)
Deferred tax assets
Current deferred tax assets:
Reserves established against realization of certain assets	$1,634	$3,284
Accruals	6,747	3,065
Other	361	301

Gross current deferred tax assets	8,742	6,650
Valuation allowance	—	—

Current deferred tax assets	8,742	6,650

Non-current deferred tax assets:
Federal net operating loss carryforwards	—	361
State net operating loss carryforwards	3,095	6,393
Other state deferred tax asset, net	914	656
Foreign Tax Credits	25,977	28,146
Note Hedge Interest	—	1,318
Uncertain tax positions	8,015	8,188
Foreign tax	5,838	9,824
Impairment of long-lived assets	56,190	59,500
Other	71	392

Gross long-term deferred tax assets	100,100	114,778
Valuation Allowance	(4,805)	(6,467)

Non-current deferred tax assets, net of valuation allowance	95,295	108,311

Net deferred tax assets	104,037	114,961

Deferred tax liabilities:
Non-current deferred tax liabilities:
Property, Plant and equipment	(19,139)	(8,986)
Accruals	(1,066)	—
Foreign tax	—	(6,379)
Convertible Debt	—	(31)
Deferred compensation	2,001	1,243
Other state deferred tax liability, net	(2,643)
Other	—	(630)

Gross non-current deferred tax liabilities	(20,847)	(15,934)

Net deferred tax asset	$83,190	$99,027

As part of the process of preparing the consolidated financial statements, the Company is required to determine its provision for income taxes. This process involves estimating the annual effective tax rate and the nature and measurements of temporary and permanent differences resulting from differing treatment of items for tax and accounting purposes. These differences and the operating loss and tax credit carryforwards result in deferred tax assets and liabilities. In assessing the realizability of deferred tax assets, management considers whether it is more likely than not that all or a portion of the deferred tax assets will not be realized. The ultimate realization of deferred tax assets is dependent upon the generation of future taxable income of appropriate character in each taxing jurisdiction during the periods in which those temporary differences become deductible. Management considers the scheduled reversal of deferred tax liabilities (including the impact of available carryback and carryforward periods), projected future taxable income, and tax planning strategies in making this assessment. To the extent the Company believes that it does not meet the test that recovery is more likely than not, it establishes a valuation allowance. To the extent that the Company establishes a valuation allowance or changes this allowance in a period, it adjusts the tax provision or tax benefit in the consolidated statement of operations. We use our judgment in determining provisions or benefits for income taxes, and any valuation allowance recorded against previously established deferred tax assets. Based upon the factors considered by management in assessing the realizability of the deferred tax assets, management believes it is more likely than not that the Company will realize the benefits of these deductible differences, net of the existing valuation allowances at December 31, 2012. The amount of the deferred tax asset considered realizable, however, could be reduced in the near term if estimates of future taxable income during the carryforward period are reduced.

The 2012 results include income tax expenses of $1.7 million related to the effective settlement of our US Federal Internal Revenue Service examination for the 2006 through 2010 periods and $7.7 million for depreciation and amortization relating to our AADU rigs in Alaska. In addition, we decreased our valuation allowance by $1.7 million primarily related to foreign NOLs.

The 2011 results include an income tax benefit of $60.9 million (federal and state combined) related to the $170.0 million non-cash pretax impairment charge relating to our AADU rigs in Alaska. In addition, we increased our valuation allowance by $2.5 million primarily related to foreign NOL’s.

The 2010 results include income tax expense primarily related to an unfavorable ruling by the Atyrau Oblast Court. The Kazakhstan tax matter increased tax expense by approximately $14.5 million ($6.8 million net of anticipated tax benefits), which includes approximately $6.5 million in tax, $4.8 million in interest and $3.2 million in penalties. PKD Kazakhstan intends to submit a further discretionary appeal to the Supreme Court of the Republic of Kazakhstan. In addition, tax expense increased from our settlement of a foreign tax audit for one of our subsidiaries for $1.2 million, which includes approximately $0.6 million of tax, $0.1 million in interest, and $0.5 million in penalties.

A reconciliation of the beginning and ending amount of unrecognized tax benefits is as follows:

In Thousands
Balance at January 1, 2012	$(15,492)
Additions based on tax positions taken during a prior period	(1,495)
Reductions based on tax positions taken during a prior period	4,102
Reductions related to a lapse of applicable statute of limitations	2,855

Balance at December 31, 2012	$(10,030)

In many cases, our uncertain tax positions are related to tax years that remain subject to examination by tax authorities. The following describes the open tax years, by major tax jurisdiction, as of December 31, 2012:

Colombia	2008-present
Kazakhstan	2007-present
Mexico	2007-present
Papua New Guinea	2010-present
Russia	2009-present
United States — Federal	2011-present

At December 31, 2012, we had a liability for unrecognized tax benefits of $10.0 million ($3.2 million of which, if recognized, would favorably impact our effective tax rate).

The Company recognized interest and penalties related to uncertain tax positions in income tax expense. As of December 31, 2012 and December 31, 2011 we had approximately $7.0 million and $8.4 million of accrued interest and penalties related to uncertain tax positions, respectively. We recognized a decrease of $0.2 million of interest and a decrease of $1.1 million of penalties on unrecognized tax benefits for the year ended December 31, 2012.

As of December 31, 2012, the Company has permanently reinvested accumulated undistributed earnings of foreign subsidiaries and, therefore, has not recorded a deferred tax liability related to subject earnings. Upon distribution of additional earnings in the form of dividends or otherwise, we would likely be subject to US income taxes and foreign withholding taxes. It is not practicable to determine precisely the amount of taxes that may be payable on the eventual remittance of these earnings because of the application of US foreign tax credits. While we currently claim foreign tax credits, we may not be in a credit position if and when future remittances of foreign earnings occur, or the limitation imposed by the Internal Revenue Code and regulations thereunder may not allow the credits to be utilized during the applicable carryback and carryforward periods.